EQUITY FUNDS

PROSPECTUS SUPPLEMENT

Important Notice Regarding Change in Investment Policy

NORTHERN FUNDS

EQUITY FUNDS

SUPPLEMENT DATED MAY 25, 2010 TO

PROSPECTUS DATED JULY 31, 2009

Growth Equity Fund

Effective July 31, 2010, the Growth Equity Fund’s investment strategy will be changed from investing, under normal circumstances, at least 80% of its net assets in equity securities, to investing, under normal circumstances, at least 80% of its net assets in equity securities of large capitalization companies. At that time, the Fund also will change its name to the Large Cap Equity Fund.

Large capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of the companies in the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500 Index”). Companies whose capitalization no longer meets this definition after purchase may continue to be considered large capitalization companies.

The Growth Equity Fund’s shareholders will be mailed a copy of the Fund’s Summary Prospectus containing information about the Fund’s new investment strategy on or about July 31, 2010.

Standard & Poor’s® Ratings Services does not endorse any of the securities in the S&P 500 Index. It is not a sponsor of the Growth Equity Fund and is not affiliated with the Fund in any way.

Select Equity Fund

Effective July 31, 2010, the Select Equity Fund’s investment strategy will be changed from investing, under normal circumstances, at least 80% of its net assets in equity securities, to investing, under normal circumstances, at least 80% of its net assets in equity securities of large capitalization companies. At that time, the Fund also will change its name to the Large Cap Growth Fund.

Large capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of the companies in the Russell 1000® Growth Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered large capitalization companies.

The Select Equity Fund’s shareholders will be mailed a copy of the Fund’s Summary Prospectus containing information about the Fund’s new investment strategy on or about July 31, 2010.

Frank Russell Company does not endorse any of the securities in the Russell 1000 Growth Index. It is not a sponsor of the Select Equity Fund and is not affiliated with the Fund in any way.

Emerging Markets Equity Fund

Effective July 31, 2010, the Emerging Markets Equity Fund will change its name to the Emerging Markets Equity Index Fund. The Emerging Markets Equity Fund’s shareholders will be mailed a copy of the Fund’s Summary Prospectus on or about July 31, 2010.

International Growth Equity Fund

Effective July 31, 2010, Northern Trust Investments, N.A. (“NTI”) will assume the responsibilities of Northern Trust Global Investments Limited (“NTGIL”) under their advisory agreement with Northern Funds, with respect to the International Growth Equity Fund. Therefore, effective July 31, 2010, NTGIL will no longer serve as an investment adviser to the International Growth Equity Fund. The fees payable by the Fund under the agreement, the personnel who manage the Fund and the services provided to the Fund remain unchanged as a result of the assumption of these responsibilities.

Effective July 31, 2010, the International Growth Equity Fund will change its name to the International Equity Fund. The International Growth Equity Fund’s shareholders will be mailed a copy of the Fund’s Summary Prospectus on or about July 31, 2010.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com

NORTHERN FUNDS PROSPECTUS